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                                                                  EXHIBIT 10.58





                    [RAUSCHER PIERCE & CLARK LETTERHEAD]


23 October, 1996



Bruce Barrett Esq
President and Chief Executive Officer
Somanetics Corporation
1653 E. Maple Road
Troy
Michigan 48083-4208
USA



                                                       PRIVATE AND CONFIDENTIAL



Dear Bruce,

You have indicated that Somanetics Corporation (the "Company") desires to retain Rauscher Pierce & Clark, Inc. and its wholly-owned subsidiary, Rauscher Pierce & Clark Limited (together, the "Placement Agent") to serve as the Company's exclusive financial advisor in connection with a proposed private placement of securities (the "Placement"). The securities to be placed in the Placement (the "Securities") will consist of up to 1,500,000 of newly issued shares of the Company or such other securities as may be subsequently agreed between the Company and the Placement Agent. The Placement will be structured and conducted in all respects to meet all the requirements of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). This agreement (the "Agreement") sets forth (i) the services to be provided by the Placement Agent in connection with this Placement; (ii) the professional fees and expenses payable to the Placement Agent in exchange for their services; and
(iii) general terms and conditions of the engagement.


In connection with the proposed Placement, the Company and the Placement Agent hereby agree as follows:


1. The Company hereby appoints the Placement Agent as its exclusive agent to arrange the Placement on a "best efforts" basis during the 30-day period commencing on the date hereof (the "Offering Period"), which period may be extended by mutual written agreement of the parties hereto. Subject to the terms and conditions herein set forth, the Placement Agent accepts such appointment and shall endeavour to identify sources for the Placement. (each, a "Source") Such agency shall continue until the earlier to





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     occur of termination of the Offering Period or termination by the Company or the Placement Agent of this Agreement upon ten days' prior notice, except that in any event, the Placement Agent's agency shall terminate at the date the Placement has been closed. In the event the arrangement of the Placement is commenced and this Agreement is terminated by any party hereto for any reason or indications of interest for the Placement are not received by the end of the Offering Period, the Placement Agent's agency and this Agreement shall terminate without further obligation of either the Placement Agent or the Company to the other except as provided in this Paragraph I and in Paragraphs 3, 4 and 6 below. The Company shall have the right to reject any and all proposed sources of the Placement as well as the terms, amounts and provisions which may be proposed for the Placement for any reason the Company deems reasonable in the exercise of its sole and arbitrary discretion. Notwithstanding the foregoing, in the event that a potential Source is contacted and introduced, as provided herein, by the Placement Agent to the Company during the Offering Period and the Source provides the Placement or an alternative financing arrangement to the Company after the expiration of the Offering Period, at any time during one (1) year from the date of commencement of the Offering Period, the Placement Agent shall be entitled to the same fees provided for below with respect to such arrangement as if the arrangement had occurred during the Offering Period; provided that such fees shall not be payable in connection with any of the following: (i) the issuance or sale of any options or warrants to any employee, executive, officer, director, agent, advisor or consultant to the Company, (ii) the issuance or sale by the Company of any capital stock pursuant to (A) the exercise of any of the foregoing options or warrants,
     (B) the exercise of any options or warrants previously issued and outstanding or authorised on the closing date of the Placement, or (C) the issuance or sale by the Company of any options, warrants, convertible securities or capital stock pursuant to anti-dilution provisions applicable to the Company or its securities Further, if the Company elects to pursue an alternative financial arrangement, merger or other transaction in lieu of the placement during the Offering Period and the Placement Agent has identified investors within the Offering Period who are qualified subscribers under Regulation S and are ready, willing and able to purchase the Securities on or before the end of the Offering Period on such terms and conditions as are acceptable to the Company, or decides not to proceed with the closing for the Placement for any other reason, then the Company shall pay the full fees provided for below as if the Placement had been completed.


2. The Placement Agent will assist and advise the Company through all phases of the placement process. Services to be provided will include without limitation: (i) assisting the Company with preparation of a Placement Memorandum for the arrangement of the Placement which shall contain such information as we may mutually determine may be required; (ii) identification of prospective Sources; (iii) distribution of the Placement Memorandum and other offering documents to and contact of prospective Sources following approval by the Company of such placement memorandum and of such distribution; (iv) arranging meetings and accompanying the Company in meeting with prospective Sources in Europe (v) evaluating preliminary indications of interest, and assisting Sources in conducting due diligence; (vi) assisting the Company and its counsel through the process of negotiating and drafting definitive documents; and (vii) assisting in the closing. The Placement Agent shall not, in fulfilling its obligations hereunder, act as underwriter for the Securities, and is in no way obligated, directly or



                                                        Rauscher Pierce & Clark


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indirectly, to advance its own funds to purchase any of the Securities subscribed for in the Placement.


3. In exchange for the services set forth in Paragraph 2, the Company agrees to reimburse the Placement Agent for all reasonable out-of-pocket expenses incurred on this project at the request of the Company, including any reasonable legal expenses; provided, however, that such expenses for the Placement Agent and for the Placement Agent's legal counsel shall not exceed $20,000 without the Company's prior consent, excluding disbursements of such legal counsel and travel by the Placement Agent agreed in advance with the Company. Such expense reimbursement is not contingent upon the successful completion of the transaction contemplated hereunder, and shall be payable as incurred by the Placement Agent and billed to the Company from time to time.


4. Upon the closing of the Placement to one or more sources and the receipt by the Company of the proceeds thereof, the Company shall pay the Placement Agent a fee ("Placement Fee") equal to 10% of the aggregate gross proceeds from the Placement. The Placement Fee shall be payable in cash at closing.


5.   (a)       Prior to the sale of Securities pursuant to the Placement to any Source or any person advising such Source, they shall be furnished information by the I Company pertaining to the Company and the terms and conditions of the Placement and will be given the opportunity by the Company to ask questions and receive answers concerning the Company and the terms and conditions of the Placement.


     (b) The Company agrees that all written information provided to any Source or to the Placement Agent and their agents by the Company (the "Written Communications"), and all oral communications provided to any Source or the Placement Agent and their agents by the Company, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in light of the circumstances in which they were made, not misleading as of the point in time given.


     (c) The Company covenants that it shall promptly notify the Placement Agent if, because of the occurrence of any event or condition, the passing of time or otherwise, any of the Written Communications or any oral communications of the Company and its officers or directors to the Placement Agent or any Source which relate to the offer and sale of Securities pursuant to the Placement contain any untrue statement of a material fact or omit to state a material fact necessary to make the communications, in light of the circumstances under which they were made, not misleading. The Written Communications (and any Oral Communications) shall be amended in form and substance satisfactory to the Placement Agent and the Company so that after giving effect to such amendment, the Written Communications (and attendant oral communications) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.



                                                        Rauscher Pierce & Clark



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     (d)       The Company shall furnish or make available to the Placement
               Agent or its authorised representatives any and all documentation and information reasonably requested by the Placement Agent in connection with their due diligence efforts regarding this Placement.


     (e) As a primary consideration for this Agreement, the Placement Agent will plan, arrange for and accompany the Company's executive officers on a trip to Europe to meet prospective Sources whom the Placement Agent shall have identified and contacted in advance.


6. In addition to the amounts which the Company has herein agreed to pay to the Placement Agent, the Company shall defend, indemnify, and hold the Placement Agent and officers, directors, agents, employees and controlling persons harmless against any losses, claims, damages, or liabilities (including, without limitation, court costs and reasonable attorneys' fees) to which the Placement Agent and officers, directors, agents, employees and controlling persons may become subject, as described in
     Schedule I to this Agreement which is to be considered an integral part of this Agreement.


7. Each of the parties understands and agrees that this commitment letter is being executed by their respective authorised representatives and is not subject to any further approvals or ratification in order to become a binding obligation of each of them.


8. The Company understands that the Placement Agent's engagement hereunder may involve work in the United Kingdom which will or may be described as "investment business" for the purposes of the UK Financial Services Act 1986 (the "FSA"). This work will be undertaken by Rauscher Pierce & Clark Ltd, which is a member of The Securities and Futures Authority (the "SFA"). On the basis of the information the Company has supplied and on the basis of the Company's experience and understanding in relation to investments, we have categorised the Company as a nonprivate customer. As a consequence of this categorisation, the Company will lose the projections afforded to private customers under the SFA Rules, including the right to sue Rauscher Pierce & Clark Ltd. for damages under Section 62 of the FSA and the fight of access to the Customer Arbitration Scheme of the SFA; provided, however, that nothing in the foregoing shall act to waive any right which the Company may have under any other applicable law or under any agreement with the Placement Agent, including, without limitation, this Agreement.


This Agreement shall be governed by and constituted in accordance with the laws of the State of Michigan without regard to the conflict of law provision thereof, If the foregoing correctly sets forth our mutual understanding of these arrangements, please so indicate by signing and returning to us the enclosed copy of this Agreement.



                                                         Rauscher Pierce & Clark



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We are delighted to have this opportunity to assist the Company and we look forward to committing the resources of Rauscher Pierce & Clark towards the prompt arrangement of the Placement on the best available terms.



Yours sincerely,

RAUSCHER PIERCE & CLARK, INC.


                                         AGREED TO AND ACCEPTED THIS
By:      [SIG]
   ----------------------------             25 day of October 1996


RAUSCHER PIERCE & CLARK LIMITED
                                            SOMANETICS CORPORATION



By:      [SIG]
   ----------------------------

                                         By:          BRUCE BARRETT
                                             ---------------------------------
                                                                 Bruce Barrett
                                          President and Chief Executive Officer





                                                         Rauscher Pierce & Clark



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                                 SCHEDULE I



1. The Company agrees to defend, indemnify, and hold the Placement Agent, and its respective officers, directors, agents, employees and controlling persons (each an "Indemnified Party") harmless from and against any losses, claims, damages or liabilities (including, without limitation, court costs and reasonable attorneys' fees) to which any such Indemnified Party may become subject insofar as the same arises from an action which alleges or is based upon any alleged untrue statement of a material fact, or omission of a material fact, or any other violation of applicable securities' or other laws, rules or regulations by the Company or its officers, agents, employees or controlling persons, irrespective of the role or concurrent negligence of any such Indemnified Party and to reimburse any such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating, settling, or defending any action or claim in connection therewith (including, without limitation, court costs and reasonable attorneys' fees)- provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability is found in a final judgement of a court of competent jurisdiction to have resulted from any such Indemnified Party's gross negligence or bad faith in performing their services hereunder. If for any reason the foregoing indemnification is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by that Indemnified Party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Party on the other hand but also the relative fault of the Company and that Indemnified Party, as well as any relevant equitable considerations. The Company agrees to reimburse an Indemnified Party within ten days after presentation of any statement by that Indemnified Party of all reasonable expenses (including without limitation of the generality of the foregoing, fees and expenses of attorneys selected by each Indemnified Party) incurred in connection with any testimony the Indemnified Party or its employees are required to give (in court, before a regulatory agency, by deposition, or otherwise) in any regulatory or court proceeding (including depositions), whether or not the Indemnified Party is a party, and which related directly or indirectly to the proposed Placement.



2. With respect to the foregoing Paragraph I of the indemnification, the Company agrees that no Indemnified Party shall be deemed to have been grossly negligent for reasonably relying upon any written untrue statement or alleged omission of a material fact necessary to make the statements, in light of the circumstances in which made, not misleading, contained in or omitted from any information provided to any Indemnified Party by or on behalf of the Company (including, without limitation of the generality of the foregoing, any accountant or attorney employed or retained by the Company). The indemnification provided in the foregoing Paragraph I hereof shall extend upon the same terms and conditions to each person, if any, who may be deemed to control any Indemnified Party.



                                                         Rauscher Pierce & Clark



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3.   In the event any action (with respect to which indemnity or reimbursement from the Company may be sought by any Indemnified Party on account of agreements contained herein) shall be brought or threatened against an Indemnified Party, prompt notice will be given to the Company in writing of such action, together with a copy of all papers served on, or received by, such Indemnified Party in connection with such action provided that failure to give such notice shall not affect such Indemnified Party's right under these indemnification provisions, unless, and only to the extent that, such failure results in the Company's forfeiture of substantive rights or defenses. If such an event occurs, the Company shall assume the defense of such action, including the employment of counsel and the payment of all expenses. Each Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each such Indemnified Party unless (a) the employment thereof has been specifically authorised by the Company in writing (b) the Company has failed to assume the defense and employ counsel or (c) the named parties, or parties threatened to be named, to any such action (including any impleaded parties or parties threatened to be impleaded) include both such Indemnified Party and the Company, and the Company has been advised by such counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Company (in which cases each Indemnified Party with a different legal defense from those of other Indemnified Parties with their own counsel shall have the right to employ its own counsel and in such cases any reasonable fees and expenses of such counsel shall be paid by the Company). The Company shall not be liable for any such action or proceeding effected without its written consent.



                                                         Rauscher Pierce & Clark